UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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[   ]           Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

[   ]           Definitive information statement.

DWS VARIABLE SERIES I
(Name of Registrant as Specified in Its Charter)

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[DWS Investments Logo]

DWS Alternative Asset Allocation Plus Fund
DWS Alternative Asset Allocation Plus VIP
DWS Balanced Fund
DWS Balanced VIP
DWS Blue Chip Fund
DWS Blue Chip VIP
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Diversified International Equity VIP
DWS Global Inflation Plus Fund
DWS Growth & Income Fund
DWS Growth & Income VIP
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass Retirement Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Plus Fund
DWS Small Cap Core Fund
DWS Strategic Government Securities Fund
DWS Strategic Income Fund
DWS Strategic Income VIP

A Message from Your Fund’s President

October __, 2010

Dear Shareholder,

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  Effective August 1, 2010, QS Investors, LLC (“QS Investors”) was appointed to serve as investment sub-adviser to your Fund pursuant to a sub-advisory agreement between Deutsche Investment Management Americas Inc. (“DIMA”) and QS Investors (the “New Sub-Advisory Agreement”).  On August 1, 2010, members of DIMA’s Quantitative Strategies Group (the “QS Group”), including certain members of your Fund’s portfolio management team, separated from DIMA and formed QS Investors, a new investment adviser that is not affiliated with DIMA (the “Separation”).  In order for your Fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, DIMA recommended, and your Fund’s Board approved, the New Sub-Advisory Agreement.  While shareholder approval of the New Sub-Advisory Agreement is not required, the enclosed document is intended to provide you with detailed information about QS Investors and the New Sub-Advisory Agreement and about the reasons for the Board’s approval of the new sub-advisory relationship.

Under the New Sub-Advisory Agreement, DIMA has delegated to QS Investors the responsibility to (i) make the investment decisions and buy and sell securities for DWS Blue Chip Fund, DWS Blue Chip VIP, DWS Disciplined Market Neutral Fund, DWS Diversified International Equity Fund, DWS Diversified International Equity VIP, DWS Growth & Income Fund, DWS Growth & Income VIP and DWS Small Cap Core Fund, (ii) manage the assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy for DWS Global Inflation Plus Fund, DWS Short Duration Plus Fund, DWS Strategic Government Securities Fund, DWS Strategic Income Fund

and DWS Strategic Income VIP, (iii) make the investment decisions and buy and sell securities and manage the assets attributable to the iGAP strategy for DWS S&P 500 Plus Fund, (iv) implement the strategic asset allocation (“SAA”) strategy for DWS LifeCompass 2015 Fund, DWS LifeCompass 2020 Fund, DWS LifeCompass 2030 Fund, DWS LifeCompass Retirement Fund and DWS Select Alternative Allocation Fund, and (v) implement the SAA strategy and manage the assets attributable to the iGAP strategy for DWS Alternative Asset Allocation Plus Fund, DWS Alternative Allocation Plus VIP, DWS Balanced Fund and DWS Balanced VIP, which strategies were each previously managed for the Funds by the QS Group.  The management fees paid by the Funds will not change as a result of the new subadvisory relationship.

If you have questions about the New Sub-Advisory Agreement, please feel free to call us at ____________________.  Thank you for your continued support of DWS Investments.

Michael G. Clark
President

DWS Advisor Funds	DWS Strategic Income Fund
DWS Diversified International Equity Fund	DWS Strategic Income Fund
DWS Short Duration Plus Fund
DWS Target Date Series
DWS Balanced Fund	DWS LifeCompass 2015 Fund
DWS Balanced Fund	DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS Blue Chip Fund	DWS LifeCompass Retirement Fund
DWS Blue Chip Fund
DWS Value Equity Trust
DWS Equity Trust	DWS S&P 500 Plus Fund
DWS Alternative Asset Allocation Plus Fund
DWS Disciplined Market Neutral Fund	DWS Variable Series I
DWS Select Alternative Allocation Fund	DWS Growth & Income VIP

DWS Institutional Funds	DWS Variable Series II
DWS Global Inflation Plus Fund	DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Investment Trust	DWS Blue Chip VIP
DWS Growth & Income Fund	DWS Diversified International Equity VIP
DWS Small Cap Core Fund	DWS Strategic Income VIP

DWS Strategic Government Securities Fund
DWS Strategic Government Securities Fund

345 Park Avenue, New York, New York 10154

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of DWS Diversified International Equity Fund and DWS Short Duration Plus Fund, each a series of DWS Advisor Funds; DWS Balanced Fund, a series of DWS Balanced Fund; DWS Blue Chip Fund, a series of DWS Blue Chip Fund; DWS Alternative Asset Allocation Plus Fund, DWS Disciplined Market Neutral Fund and DWS Select Alternative Allocation Fund, each a series of DWS Equity Trust; DWS Global Inflation Plus Fund, a series of DWS Institutional Funds; DWS Growth & Income Fund and DWS Small Cap Core Fund, each a series of DWS Investment Trust; DWS Strategic Government Securities Fund, a series DWS Strategic Government Securities Fund; DWS Strategic Income Fund, a series of DWS Strategic Income Fund; DWS LifeCompass 2015 Fund, DWS LifeCompass 2020 Fund, DWS LifeCompass 2030 Fund and DWS LifeCompass Retirement Fund, each a series of DWS Target Date Series; DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust; DWS Growth & Income VIP, a series of DWS Variable Series I; DWS Alternative Asset Allocation Plus VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP and DWS Strategic Income VIP, each a series of DWS Variable Series II (each series a “Fund” and collectively the “Funds”)

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order granted to the Funds and Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) by the U.S. Securities and Exchange Commission (“SEC”) on January 12,2010 (the “Exemptive Order”).  The Exemptive Order permits the Adviser, subject to Board approval, to select sub-advisers that are not affiliates of the Funds’ Adviser (referred to herein as “Non-Affiliated Sub-advisers”) to manage all or a portion of the assets of a Fund and to materially amend sub-advisory agreements with Non-Affiliated Sub-advisers, each without obtaining shareholder approval.  Under the conditions of the Exemptive Order, shareholders of any Fund for which a Non-Affiliated Sub-adviser is hired must be provided with relevant information about the new Non-Affiliated Sub-adviser within ninety (90) days of the hiring.

Effective August 1, 2010, QS Investors, LLC (“QS Investors”) was appointed to serve as investment sub-adviser to your Fund pursuant to a sub-advisory agreement between DIMA and QS Investors (the “New Sub-Advisory Agreement”).

This Information Statement is being supplied pursuant to the conditions of the Exemptive Order to provide shareholders with relevant information about QS Investors.  This Information Statement is being mailed on or about October ___, 2010 to Fund shareholders of record as of [September ___, 2010].  The number of shares issued and outstanding for each class of each Fund as of the Separation (as defined below) is set forth in Exhibit I to this Information Statement.

In this Information Statement, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Funds listed above.  In addition, for simplicity, actions may be described in this Information statement as being taken by a Fund that is a series of a Massachusetts business trust, although all actions actually are taken by the Massachusetts business trust on behalf of the applicable Fund.  Each such Massachusetts business trust is referred to herein as a “Trust,” and collectively as the “Trusts.”  The term “Board,” as used herein, refers to the board of trustees of a Trust.  The term “Board Member,” as used herein, means a person who serves as a trustee of a Trust.  The term “Independent Board Member” means a Board Member who is not an interested person of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

BACKGROUND

General.  On July 30, 2010, members of DIMA’s Quantitative Strategies Group (the “QS Group”), including certain members of your Fund’s portfolio management team, entered into an agreement with DIMA to form QS Investors as a separate investment adviser unaffiliated with DIMA (the “Separation”).  In order for your Fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, at a meeting held on May 4, 2010, DIMA recommended, and your Fund’s Board approved, the New Sub-Advisory Agreement to be effective upon the completion of the Separation.  The Separation and the New Sub-Advisory Agreement became effective on August 1, 2010.

The form of the New Sub-Advisory Agreement is attached hereto as Exhibit A. A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

Under the New Sub-Advisory Agreement, DIMA has delegated to QS Investors the responsibility to (i) make the investment decisions and buy and sell securities for DWS Blue Chip Fund, DWS Blue Chip VIP, DWS Disciplined Market Neutral Fund, DWS Diversified International Equity Fund, DWS Diversified International Equity VIP, DWS Growth & Income Fund, DWS Growth & Income VIP and DWS Small Cap Core Fund, (ii) manage the assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy for DWS Global Inflation Plus Fund, DWS Short Duration Plus Fund, DWS Strategic Government Securities Fund, DWS Strategic Income Fund and DWS Strategic Income VIP, (iii) make the investment decisions and buy and sell securities and manage the assets attributable to the iGAP strategy for DWS S&P 500 Plus Fund, (iv) implement the strategic asset allocation (“SAA”) strategy for DWS LifeCompass 2015 Fund, DWS LifeCompass 2020 Fund, DWS LifeCompass 2030 Fund, DWS LifeCompass Retirement Fund and DWS Select Alternative Allocation Fund, and (v) implement the SAA strategy and manage the assets attributable to the iGAP strategy for DWS Alternative Asset Allocation Plus Fund, DWS Alternative Allocation Plus VIP, DWS Balanced Fund and DWS Balanced VIP, which strategies were each previously managed by the QS Group for the Funds.  Information about the portfolio management teams of each Fund is provided in Exhibit B.  The individuals listed as QS Investors personnel previously provided these same services to each Fund as part of the QS Group.

Implementation of the New Sub-Advisory Agreement did not affect the management fee rate paid by each Fund to DIMA.  Under the New Sub-Advisory Agreement, DIMA (and not the Fund) will be responsible for paying QS Investors a sub-advisory fee for your Fund at the rate set forth in Appendix A to Exhibit A.

The New Sub-Advisory Agreement for each Fund, as approved by the Board, continued in effect until September 30, 2010, and will continue from year to year thereafter, subject to annual approval by the Fund’s Board or by a vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund, and also, in either event, approval by a majority of the Board's Independent Board Members at a meeting called for the purpose of voting on such approval.  At a meeting held on September 10, 2010, the Board, including the Independent Board Members, approved the renewal of the New Sub-Advisory Agreement with QS Investors.

A discussion of the Board’s considerations is provided below in the description of its initial approval of the New Sub-Advisory Agreement (see “Board Consideration of the New Sub-Advisory Agreement” below).

Description of the New Sub-Advisory Agreement. Effective with the Separation, on August 1, 2010, QS Investors serves as sub-adviser to your Fund under the New Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, QS Investors manages that portion of the securities and other assets of your Fund entrusted to it by DIMA, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus, statement of additional information and investment guidelines.  DIMA is responsible for supervising and overseeing QS Investors’ performance of its duties under the New Sub-Advisory Agreement.

The sub-advisory fee payable under the New Sub-Advisory Agreement is paid by DIMA, not the Fund. Under New Sub-Advisory Agreement, QS Investors will be paid by DIMA at the rates set forth in Appendix A to Exhibit A.

The New Sub-Advisory Agreement provides that QS Investors shall not be liable for any loss sustained by the Fund due to a mistake of law or error of judgment by QS Investors or the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of QS Investors, whether the recommendation is based upon QS Investors’ own investigation and research, or upon the investigation and research of any other individual, firm or corporation, if such recommendation was made, or such other individual, firm or corporation was selected, with due care and in good faith.  However, QS Investors would still be subject to liability for (a) causing the Fund to violate federal or state law, rule or regulation, or an investment policy or restriction in the Fund’s prospectus or statement of additional information, or any written guidelines, policy or instructions provided by the Fund’s Board or DIMA or (b) willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement will remain effective until terminated or not annually approved in the manner described in the 1940 Act. The New Sub-Advisory Agreement may be terminated without penalty (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund, on sixty (60) days’ written notice to DIMA and QS Investors, (b) by DIMA on sixty (60) days’ written notice to QS Investors, or (c) by QS Investors upon ninety (90) days’ written notice to DIMA.  The New Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the Investment Management Agreement (as defined below). In addition, DIMA may terminate the New Sub-Advisory Agreement upon immediate notice if QS Investors becomes statutorily disqualified from performing its duties under the New Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment advisor.

Information concerning the Separation.  In order to effect the Separation, DIMA formed QS Investors as a wholly owned subsidiary of DIMA and registered QS Investors as an investment advisor with the SEC.  DIMA and its affiliates also provided to QS Investors or QS Investors Holdings, LLC (“QS Investors Holdings”), a newly formed company that is owned by certain key members of the QS Group, as applicable, various organizational services, including but not limited to the formation of QS Investors, the compilation and drafting of client documentation, assistance relating to regulatory compliance matters, vendor services contract implementation, and other start-up assistance.  Prior to the Separation, DIMA entered into a Separation Agreement (the “Separation Agreement”) with QS Investors and QS Investors Holdings.  Under the Separation Agreement, on the effective date of the Separation, DIMA  transferred to QS Investors Holdings all its ownership interests in QS Investors and to QS Investors certain intellectual property rights.  In connection with the Separation Agreement, DIMA, or an affiliate of DIMA, entered into sub-advisory, novation, sub-delegation or other agreements with QS Investors and, in certain cases, clients of DIMA, providing for the provision of investment management services to certain clients directly by QS Investors.  Under the terms of the Separation Agreement, no payment was payable from QS Investors Holdings or QS Investors to DIMA on the effective date of the Separation except with respect to certain intellectual property sold under the Separation Agreement.  Under the terms of the Separation Agreement and an ancillary agreement contemplated thereby, DIMA has made one, and may make an additional;, advance payment to QS Investors with respect to certain sub-advisory fees and sub-delegation fees expected to be payable to QS Investors in future periods.

In connection with the Separation, QS Investors, or QS Investors Holdings on behalf of QS Investors, is required, pursuant to the terms of a promissory note, to reimburse DIMA for certain amounts advanced by DIMA to QS Investors or paid by DIMA on behalf of QS Investors prior to the effective date of the Separation for various vendor services, contract implementation and other start-up costs and to repay the advanced amounts, as well as accrued interest on all amounts.  Pursuant to the Separation Agreement, QS Investors has agreed to pay DIMA a fee equal to a portion of the aggregate management and performance fees payable to QS Investors from those clients novated and sub-delegated to QS Investors and identified in the Separation Agreement for a period of five (5) years following the Separation (as well as a fee for certain other clients that enter into investment management agreements with QS Investors for a period of time following the Separation), which amount will exclude any sub-advisory fees received by QS Investors from DIMA.  No such fee will be paid by QS Investors to DIMA with respect to the Funds.

The terms of the Separation also provide for an agreement between DIMA and QS Investors to not, subject to certain exceptions, compete with each other with respect to certain strategies and products for a period commencing on the effective date of the Separation through December 31, 2012.  Additionally, in connection with the Separation, DIMA has agreed for the same period, subject always to DIMA’s fiduciary duties and certain other exceptions, including any material failures on the part of QS Investors to achieve relevant performance benchmarks or the occurrence of certain compliance issues, to not recommend to the Funds’ Board the termination of the New Sub-Advisory Agreement.  DIMA has also agreed for the same period, unless certain internal DIMA approvals are received and subject to DIMA’s fiduciary duties, the direction of the Fund’s Board and certain other exceptions, including the ability of DIMA to make good faith changes in the asset allocation of the Funds, to not recommend to the Fund’s Board any mergers, liquidations, changes to any overlay strategy or any similar change with respect to the Funds.

Board Consideration of the New Sub-Advisory Agreement

The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation.  As part of this review, the Board also reviewed and considered the terms of the New Sub-Advisory Agreement.  To facilitate its review, the Board created several ad hoc subcommittees (collectively, the “Subcommittees”), each focused on different aspects of the Board’s consideration of the Separation, and each comprised solely of Independent Board Members.  The Board and the Subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Sub-Advisory Agreement, and were assisted in this review by their independent legal counsel and fund counsel.  In the course of its review, the Board requested and received substantial additional information.  In addition, the Board and the Subcommittees met with various representatives of DIMA and QS Investors, including key investment personnel and other members of senior management.  As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the New Sub-Advisory Agreement.

The Board, including all of the Independent Board Members, unanimously approved the New Sub-Advisory Agreement between DIMA and QS Investors at an in-person meeting held on May 4, 2010.  In connection with the approval of the New Sub-Advisory Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services.  In reviewing the New Sub-Advisory Agreement, the Board considered that it had renewed the investment management agreement between DIMA and each Fund as part of the annual contract renewal process (the “Annual Review”) in September 2009, at which time it had determined that such renewal was in the best interests of each Fund, given the nature, quality and extent of services provided by DIMA (among other considerations).  In considering the New Sub-Advisory Agreement, the Board noted that in light of the transition of the group within DIMA responsible for certain portfolio management services provided to the Funds to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DIMA and QS Investors to secure continued access to these same personnel and services.  The Board also considered that, despite (i) the change in corporate identity of the portfolio management services provider, (ii) the fact that it will be newly-formed and (iii) the fact that it would no longer be affiliated with DIMA, the nature, quality and extent of services provided to the Funds are not expected to change under the New Sub-Advisory Agreement.

Fees and Expenses.  The Board noted it had concluded during the Annual Review that the overall investment management fees paid by the Funds are reasonable and appropriate in light of the nature, quality and extent of services provided.  The Board considered that, under the New Sub-Advisory Agreement, QS Investors’ sub-advisory fee would be paid by DIMA and not directly by the Funds, and therefore there would be no change in the Funds’ overall investment management fees under the New Sub-Advisory Agreement.

Profitability.  The Board noted it had considered the profitability of DIMA during the Annual Review.  The Board did not consider the profitability of QS Investors to be a material factor.  In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value.  The Board also noted that DIMA would pay QS Investors’ sub-advisory fee, and further noted that the sub-advisory fee arrangements with respect to the Funds were the product of an arm’s length negotiation.

Terms of the Separation.  The Board considered that DIMA would receive certain payments in connection with the Separation and that it had agreed not to recommend to the Board, subject to certain exceptions, the termination of the New Sub-Advisory Agreement or any fund mergers, liquidations or changes in overlay strategy with respect to the Funds.  However, the Board also considered that DIMA (and the Board) remain subject to a fiduciary duty to the Funds.

Other Benefits to QS Investors.  The Board noted that it had considered fallout benefits to DIMA during the Annual Review in its determination that management fees paid were reasonable.  The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Sub-Advisory Agreement, including the incidental public relations benefits to QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services.  The Board noted that QS Investors did not propose to implement a “soft dollar” program.  The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance.  The Board considered QS Investors’ proposed compliance program and resources.  The Board also considered that DIMA would oversee QS Investors’ compliance program and its compliance with applicable fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight.  The Board also noted it had considered DIMA’s compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Board Members) determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Agreements is in the best interests of each Fund.  In reaching this conclusion the Board did not give particular weight to any single factor identified above.  It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the New Sub-Advisory Agreement.

Information about QS Investors.  QS Investors is a newly organized, SEC registered investment adviser.  While originally organized as a wholly-owned subsidiary of DIMA, as of the Separation on August 1, 2010, ownership of QS Investors was transferred to QS Investors Holdings.  QS Investors provides a range of investment advisory services to institutional and retail clients relating to quantitative, tactical strategies and asset allocation.

The principal occupations of each director and principal executive officer of QS Investors are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at QS Investors is 880 Third Avenue, 7th Floor, New York, NY 10017. No Board Members or officers of the Funds are employees, officers, directors or shareholders of QS Investors.

Name	Position	Principal Occupation
Janet Campagna	Chief Executive Officer	Chief Executive Officer of QS Investors
James Norman	President	President of QS Investors
Steven Ducker	Chief Compliance Officer/Chief Risk Officer	Chief Compliance Officer/Chief Risk Officer of QS Investors
Tomislav Goles	Chief Technology Officer	Chief Technology Officer of QS Investors

Daniel Holman	Chief Operating Officer	Chief Operating Officer of QS Investors
Rosemary Macedo	Chief Investment Officer	Chief Investment Officer of QS Investors
Thomas Rose	Chief Financial Officer	Chief Financial Officer of QS Investors
Marco Véissid	Head of Institutional Relationship Management and Sales	Head of Institutional Relationship Management and Sales of QS Investors
Robert Wang	Head of Portfolio Implementation	Head of Portfolio Implementation of QS Investors

Exhibit C sets forth the fees and other information regarding other funds sub-advised by QS Investors.

Investment Adviser.  Pursuant to an investment management agreement between each Trust, on behalf of your Fund, and DIMA (the “Investment Management Agreement”), DIMA is the investment adviser for your Fund.  The Investment Management Agreement for your Fund was last approved by the Board on September 10, 2010.  Exhibit D sets forth the date each Fund’s Investment Management Agreement was last approved by shareholders.

Under the supervision of the Board, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment decisions, buys and sells securities for each Fund, and conducts research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. The address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Alban Miranda	Director and Chief Operating Officer	Managing Director and Chief Operating Officer of DWS Investments Americas
John Nolan	Director, President and Chief Executive Officer	Managing Director and Global Chief Administrative Officer
Cynthia Nestle	Director	Managing Director and Chief Operating Officer of Insurance
Christine Rosner	Director	Managing Director and Global Chief Operating Officer of DB Advisors
John Pak	Secretary and Chief Legal Officer	Managing Director and Global Head of Institutional and Insurance Legal
Francine Legaspi	Chief Financial Officer and Treasurer	Director of DeAM’s Global Finance/Analytics Group
Robert A. Kloby	Chief Compliance Officer	Managing Director of DeAM Compliance
Anjie LaRocca	Assistant Secretary	Assistant Vice President of Deutsche Bank's Legal Department

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit E sets forth the positions held by the officers of the Fund with DIMA or its affiliates.  None of the Board Members hold such a position.

Exhibit F sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA, including fees paid to “Affiliated Brokers.”

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement for each Fund continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members.  The Investment Management Agreement may be terminated at any time upon sixty (60) days' notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment.

Information regarding the management fee rates payable, and aggregate amount paid, by each Fund under its Investment Management Agreement is set forth in Exhibit G.  Exhibit G was calculated based on each Fund’s most recent fiscal year, except as noted.

DIMA also serves as the administrator for each Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to each Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities.  Information regarding the administrative services fees payable by each Fund under its Administrative Services Agreement is set forth in Exhibit H.  Exhibit H was calculated based on each Fund’s most recent fiscal year, except as noted.

ADDITIONAL INFORMATION

Share Ownership. Exhibit J to this Information Statement sets forth information as of [September ____], 2010 regarding the ownership of the Funds’ shares by the only persons known by the Funds to own more than 5% of the outstanding shares of a class of any Fund. Collectively, the Board Members and executive officers of each Fund own less than 1% of each class of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Principal Underwriter. The principal underwriter for each Fund is DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Contact for further information.  For further information concerning the Separation and the New Sub-Advisory Agreement, please contact your Fund at _______________.

The most recent Annual Reports of the Funds, containing audited financial statements for the applicable fiscal years, and, if more recent, the most recent Semi-annual Reports of the Funds (each, a “Report”), previously have been furnished to the Funds’ shareholders.  An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, new York 10154 (for all Classes), or by calling 1-800-621-1048 (Class A, Class B and Class C), 1-800-730-1313 (Institutional Class) or 1-800-728-3337 (Class S).  Reports are also available on the DWS website at www.dws-investments.com or at the website of the SEC at www.sec.gov.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household.  If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-621-1048 (Class A, Class B and Class C), 1-800-730-1313 (Institutional Class) or 1-800-728-3337 (Class S).

EXHIBIT A

Form of New Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this 1st day of August, 2010, between Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) and QS Investors, LLC (the “Sub-Adviser”).

WHEREAS, DWS [                        ], a Massachusetts business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated [        ] (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser will act as investment adviser to DWS [                        ] Fund (the “Fund”), which is a series of the Trust, and will provide certain management services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Duties of the Sub-Adviser.  Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information,  as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)
In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.  With respect to any such instructions and directions, the Sub-Adviser may request that such instructions and directions be made in writing.

(b)
The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with federal securities laws.  In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund best execution.  In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any written instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).  Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund.  In no instance, however, will the Fund’s Assets knowingly be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by the Adviser and the Board of Trustees.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account.  In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time of which the Sub-Adviser is advised in writing, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected.  The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

(c)
The Sub-Adviser shall maintain and keep all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Trust.  The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall maintain and keep the books and records relating to the Assets required to be maintained and kept by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).  The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)
The Sub-Adviser will also make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees on reasonable due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.  In addition, the Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.  From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Trust’s officers and to each of its Trustees, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request.  In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures of which the Sub-Adviser is advised in writing.  The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)
The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.  The Sub-Adviser shall also provide the Adviser with such information upon the written request of the Adviser. The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser. The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance in writing of any reports and documents which are necessary to comply with the legal requirements of the Fund.  The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request in writing in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

(f)
In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser.  If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)
The Sub-Adviser shall be responsible for corporate action elections; provided, however, that the Sub-Adviser shall not be responsible for voting proxies received with respect to securities held by the Fund, unless the Adviser, subject to concurrence and delegation by the Trust’s Board of Trustees, notifies the Sub-Adviser in writing that the Sub-Adviser shall have such responsibility.

2.
Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions of the Board of Trustees of the Fund, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.

(a)	The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)	The Trust’s Amended and Restated Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration”);

(ii)	By-Laws of the Trust; and

(iii)	Prospectus of the Fund.

(b)	The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents, as applicable:

(i)	The Sub-Adviser’s most recent audited financial statements;

(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)	The Sub-Adviser’s Form ADV; and

(iv)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.           Certain Representations and Warranties of the Sub-Adviser.

(a)
The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement.  The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)
The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Fund’s assets it will use all reasonable efforts to adhere to the Fund’s investment objectives, policies and restrictions contained therein.

(c)
The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)
The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Trust or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity).  The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iii).

(e)
The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act.  Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Fund’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.           Compliance.

(a)
The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Fund’s assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objectives, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)
The Adviser agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)
The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(d)
The Trust and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients.  The Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents.

6.           Compensation to the Sub-Adviser.

(a)
For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement.  The fee will be paid to the Sub-Adviser monthly.  Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

(b)
For purposes of this Section 6, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.
Expenses.  The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement.  The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Trust’s legal existence and shareholder relations.  All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Trust.

8.	Standard of Care and Liability of Sub-Adviser. The Sub-Adviser will not be liable for any loss sustained by reason of a mistake of law or error of judgment by the Sub-Adviser or the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Sub-Adviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of:  (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement (such conduct set out in clauses (a) and (b) under this Section 8, “Disqualifying Conduct”).

9.           Disclosure Regarding the Sub-Adviser.

(a)
The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Trust’s registration statement, prospectus and supplements thereto and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)
The Sub-Adviser agrees to notify the Adviser and the Trust promptly of: (i) any statement about the Sub-Adviser contained in the Trust’s registration statement, prospectus or supplements thereto that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees, including portfolio managers.

10.
Insurance.  The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts sufficient to meet its obligations to its clients, including the Fund.

11.           Duration and Termination.

(a)
This Agreement shall become effective with respect to the Fund on the first business day following the date it is approved in the manner required by the 1940 Act or such other date as shall be established by the Trust’s Board of Trustees and shall remain in full force until terminated or not annually approved as hereinafter provided.  Notwithstanding the foregoing, this Agreement shall continue in force from year to year only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act, with the first annual renewal to be coincident with the next renewal of the Advisory Agreement.

(b)
This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement.  In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)
If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)
This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser as follows: the Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser and the Sub-Adviser, and the Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

(e)	The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.

(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.           Confidentiality.

(a)
Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Confidentiality Clause) other than to its affiliates and any other party performing functions for the Fund and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)
The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time.  The Sub-Adviser agrees that it:

(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)
Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)
Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement.  This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.
Non-Exclusivity.  The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

14.           Use of Names.

(a)
The Sub-Adviser acknowledges and agrees that the name DWS (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name DWS, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to DWS, the Fund or the Trust name, or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA.

15.           Indemnifications.

(a)
The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Adviser or the Trust may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this Section 15(a) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Trust, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser’s or the Trust’s willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Trust of its duties.  The foregoing indemnification shall be in addition to any rights that the Adviser or the Trust may have at common law or otherwise.  The Sub-Adviser’s agreements in this Section 15(a) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Trust, be controlled by the Adviser or the Trust, or be under common control with the Adviser or the Trust and their affiliates, directors, officers, employees and agents.  The Sub-Adviser’s agreement in this Section 15(a) shall also extend to any of the Trust’s, Fund’s, and Adviser’s successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

(b)
The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Advisory Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Trust’s shares, or any wrongful action by the Trust other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this Section 15(b) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser’s Disqualifying Conduct.  The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise.  The Adviser’s agreements in this Section 15(b) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser’s and each such person’s respective affiliates, directors, officers, employees and agents.  The Adviser’s agreements in this Section 15(b) shall also extend to any of the Sub-Adviser’s successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

(c)
Promptly after receipt by a party indemnified under Section 15(a) or 15(b) of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought (a “Proceeding”), such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party.  In case any Proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of any Proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.  Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in any Proceeding, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such Proceeding include both the indemnified party and the indemnifying party and the indemnifying party and the indemnified party shall  have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the institution of such Proceeding or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof.  Regardless of whether or not the indemnifying party shall have assumed the defense of any Proceeding, the indemnified party shall not settle or compromise the Proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld, and the indemnifying party shall not settle or compromise any Proceeding without the prior written consent of the indemnified party, which shall not be unreasonably withheld.

16.
Governing Law.  This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

17.
Severability.  Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18.
Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

Mr. John Pak, Esq.
Chief Legal Officer
Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY 10154

and with a copy (which shall not constitute notice) to:

John Millette
Deutsche Investment Management Americas Inc.
One Beacon Street
Boston, MA 02108

To the Sub-Adviser:

Ms. Janet Campagna
Chief Executive Officer
QS Investors, LLC
880 3rd Avenue, 7th Floor
New York, NY  10022

and with a copy (which shall not constitute notice) to:

                                G. David Brinton, Esq. and Clifford R. Cone, Esq.
Clifford Chance
31 West 52nd Street
New York, NY  10019

19.
Questions of Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

20.	Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

21.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT                                                                     QS INVESTORS, LLC
   MANAGEMENT AMERICAS INC.

By:   _______________________________          By:_________________________________

Name:   Caroline Pearson                                                           Name:   Janet Campagna

Title:   Managing Director                                                           Title:  Chief Executive Officer

DEUTSCHE INVESTMENT
   MANAGEMENT AMERICAS INC.

By:      _______________________________

Name:   John Millette

Title:   Director

Appendix A

DWS Alternative Asset Allocation Plus Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:
(i)	0.080% of average daily net assets for employing a strategic asset allocation (“SAA”) strategy; and

(ii)	0.100% of average daily net assets for every 1.00% of Tracking Error (as defined below) to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy.

“Tracking Error” means the percentage of enhanced return targeted from the iGAP strategy, as set by the Adviser from time to time.

DWS Alternative Asset Allocation Plus VIP.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:
(i)	0.080% of average daily net assets for employing a strategic asset allocation (“SAA”) strategy; and

(ii)	0.100% of average daily net assets for every 1.00% of Tracking Error (as defined below) to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy.

“Tracking Error” means the percentage of enhanced return targeted from the iGAP strategy, as set by the Adviser from time to time.

DWS Balanced Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:
(i)	0.080% of average daily net assets for employing a strategic asset allocation (“SAA”) strategy; and

(ii)	0.100% of average daily net assets for every 1.00% of Tracking Error (as defined below) to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy.

“Tracking Error” means the percentage of enhanced return targeted from the iGAP strategy, as set by the Advisor from time to time.

DWS Balanced VIP.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:
(i)	0.080% of average daily net assets for employing a strategic asset allocation (“SAA”) strategy; and

(ii)	0.100% of average daily net assets for every 1.00% of Tracking Error (as defined below) to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy.

“Tracking Error” means the percentage of enhanced return targeted from the iGAP strategy, as set by the Adviser from time to time.

DWS Blue Chip Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:
(i)	0.300% of average daily net assets if the Net Investment Management Fee (as defined below) is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

(ii)	60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund.

“Net Investment Management Fee” means the actual investment management fee received by the Adviser pursuant to its Advisory Agreement with DWS Blue Chip Fund with respect to the Fund, as in effect from time to time, after deduction of all advisory fee waivers and reimbursements (including waivers of advisory fees resulting from Fund expense caps).  For the sake of clarity, Net Investment Management Fee does not include fees received by the Adviser pursuant to its Administrative Services Agreement with DWS Blue Chip Fund with respect to the Fund, as in effect from time to time.  For the avoidance of doubt, the cap set out in clause (i) above is applied on a monthly, not annual, basis.

DWS Blue Chip VIP.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:
(i)	0.300% of average daily net assets if the Net Investment Management Fee (as defined below) is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

(ii)	60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund.

“Net Investment Management Fee” means the actual investment management fee received by the Adviser pursuant to its Advisory Agreement with DWS Variable Series II with respect to the Fund, as in effect from time to time, after deduction of all advisory fee waivers and reimbursements (including waivers of advisory fees resulting from Fund expense caps).  For the sake of clarity, Net Investment Management Fee does not include fees received by the Adviser pursuant to its Administrative Services Agreement with DWS Variable Series II with respect to the Fund, as in effect from time to time.  For the avoidance of doubt, the cap set out in clause (i) above is applied on a monthly, not annual, basis.

DWS Disciplined Market Neutral Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:
(i)	0.450% of average daily net assets if the Net Investment Management Fee (as defined below) is greater than an annual rate of 0.750% of average daily net assets of the Fund; or

(ii)	60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.750% of average daily net assets of the Fund.

 “Net Investment Management Fee” means the actual investment management fee received by the Adviser pursuant to its Advisory Agreement with DWS Equity Trust with respect to the Fund, as in effect from time to time, after deduction of all advisory fee waivers and reimbursements (including waivers of advisory fees resulting from Fund expense caps).  For the sake of clarity, Net Investment Management Fee does not include fees received by the Adviser pursuant to its Administrative Services Agreement with DWS Equity Trust with respect to the Fund, as in effect from time to time.  For the avoidance of doubt, the cap set out in clause (i) above is applied on a monthly, not annual, basis.

DWS Diversified International Equity Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:

(i)	0.300% of average daily net assets if the Net Investment Management Fee (as defined below) is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

(ii)	60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund.

“Net Investment Management Fee” means the actual investment management fee received by the Adviser pursuant to its Advisory Agreement with DWS Advisor Funds with respect to the Fund, as in effect from time to time, after deduction of all advisory fee waivers and reimbursements (including waivers of advisory fees resulting from Fund expense caps).  For the sake of clarity, Net Investment Management Fee does not include fees received by the Adviser pursuant to its Administrative Services Agreement with DWS Advisor Funds with respect to the Fund, as in effect from time to time.  For the avoidance of doubt, the cap set out in clause (i) above is applied on a monthly, not annual, basis.

DWS Diversified International Equity VIP.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:
(i)	0.300% of average daily net assets if the Net Investment Management Fee (as defined below) is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

(ii)	60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund.

“Net Investment Management Fee” means the actual investment management fee received by the Adviser pursuant to its Advisory Agreement with DWS Variable Series II with respect to the Fund, as in effect from time to time, after deduction of all advisory fee waivers and reimbursements (including waivers of advisory fees resulting from Fund expense caps).  For the sake of clarity, Net Investment Management Fee does not include fees received by the Adviser pursuant to its Administrative Services Agreement with DWS Variable Series II with respect to the Fund, as in effect from time to time.  For the avoidance of doubt, the cap set out in clause (i) above is applied on a monthly, not annual, basis.

DWS Global Inflation Plus Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.100% of average daily net assets of the Fund for every 1.00% of Tracking Error (as defined below) to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy.

“Tracking Error” means the percentage of enhanced return targeted from the iGAP strategy, as set by the Adviser from time to time.

DWS Growth & Income Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:
(i)	0.300% of average daily net assets if the Net Investment Management Fee (as defined below) is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

(ii)	60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund.

“Net Investment Management Fee” means the actual investment management fee received by the Adviser pursuant to its Advisory Agreement with DWS Investment Trust with respect to the Fund, as in effect from time to time, after deduction of all advisory fee waivers and reimbursements (including waivers of advisory fees resulting from Fund expense caps).  For the sake of clarity, Net Investment Management Fee does not include fees received by the Adviser pursuant to its Administrative Services Agreement with DWS Investment Trust with respect to the Fund, as in effect from time to time.  For the avoidance of doubt, the cap set out in clause (i) above is applied on a monthly, not annual, basis.

DWS Growth & Income VIP.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:
(i)	0.300% of average daily net assets if the Net Investment Management Fee (as defined below) is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

(ii)	60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund.

“Net Investment Management Fee” means the actual investment management fee received by the Adviser pursuant to its Advisory Agreement with DWS Variable Series I with respect to the Fund, as in effect from time to time, after deduction of all advisory fee waivers and reimbursements (including waivers of advisory fees resulting from Fund expense caps).  For the sake of clarity, Net Investment Management Fee does not include fees received by the Adviser pursuant to its Administrative Services Agreement with DWS Variable Series I with respect to the Fund, as in effect from time to time.  For the avoidance of doubt, the cap set out in clause (i) above is applied on a monthly, not annual, basis.

DWS LifeCompass 2015 Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.080% of average daily net assets of the Fund for employing a strategic asset allocation (“SAA”) strategy.

DWS LifeCompass 2020 Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.080% of average daily net assets of the Fund for employing a strategic asset allocation (“SAA”) strategy.

DWS LifeCompass 2030 Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.080% of average daily net assets of the Fund for employing a strategic asset allocation (“SAA”) strategy.

DWS LifeCompass Retirement Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.080% of average daily net assets of the Fund for employing a strategic asset allocation (“SAA”) strategy.

DWS S&P 500 Plus Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 50% of the Net Investment Management Fee (as defined below).

“Net Investment Management Fee” means the actual unitary fee (after the effect of the performance adjustment) received by the Adviser pursuant to its Advisory Agreement with DWS Value Equity Trust with respect to the Fund, as in effect from time to time, after deduction of estimated Fund expenses (currently 0.30% of average daily net assets) as determined by the Adviser from time to time.  “Estimated Fund expenses” equal expenses Deutsche Investment Management Americas Inc. agrees to bear under the Advisory Agreement, excluding expenses for investment management services.

DWS Select Alternative Allocation Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.080% of average daily net assets of the Fund for employing a strategic asset allocation (“SAA”) strategy.

DWS Short Duration Plus Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.100% of average daily net assets of the Fund for every 1.00% of Tracking Error (as defined below) to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy.

“Tracking Error” means the percentage of enhanced return targeted from the iGAP strategy, as set by the Advisor from time to time.

DWS Small Cap Core Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:
(i)	0.300% of average daily net assets if the Net Investment Management Fee (as defined below) is greater than an annual rate of 0.50% of average daily net assets of the Fund; or

(ii)	60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund.

“Net Investment Management Fee” means the actual investment management fee received by the Adviser pursuant to its Advisory Agreement with DWS Investment Trust with respect to the Fund, as in effect from time to time, after deduction of all advisory fee waivers and reimbursements (including waivers of advisory fees resulting from Fund expense caps).  For the sake of clarity, Net Investment Management Fee does not include fees received by the Adviser pursuant to its Administrative Services Agreement with DWS Investment Trust with respect to the Fund, as in effect from time to time.  For the avoidance of doubt, the cap set out in clause (i) above is applied on a monthly, not annual, basis.

DWS Strategic Government Securities Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.100% of average daily net assets of the Fund for every 1.00% of Tracking Error (as defined below) to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy.

“Tracking Error” means the percentage of enhanced return targeted from the iGAP strategy, as set by the Adviser from time to time.

DWS Strategic Income Fund.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.100% of average daily net assets of the Fund for every 1.00% of Tracking Error (as defined below) to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy.

“Tracking Error” means the percentage of enhanced return targeted from the iGAP strategy, as set by the Adviser from time to time.

DWS Strategic Income VIP.  Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate of 0.100% of average daily net assets of the Fund for every 1.00% of Tracking Error (as defined below) to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy.

“Tracking Error” means the percentage of enhanced return targeted from the iGAP strategy, as set by the Adviser from time to time.

EXHIBIT B

Portfolio Management Teams

DWS Alternative Asset Allocation Plus Fund

The primary portfolio managers responsible for the day-to-day management of the Fund, including implementation of the Fund’s strategic asset allocation strategy and management of the assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy for the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Head of GTAA Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy,
   Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
▪ BA & MBA from University of Miami.

Inna Okounkova
Head of Strategic Asset Allocation and Portfolio Management, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, becoming an associate portfolio manager in 2001.
▪ MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

DWS Alternative Asset Allocation Plus VIP

The primary portfolio managers responsible for the day-to-day management of the Fund, including implementation of the Fund’s strategic asset allocation strategy and management of the assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy for the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2009.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Head of GTAA Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2009.
▪ Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy,
   Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
▪ BA & MBA from University of Miami.

Inna Okounkova Head of Strategic Asset Allocation and Portfolio Management, QS Investors

▪ Began managing the Fund in 2009.
▪ Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, becoming an associate portfolio manager in 2001.
▪ MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

DWS Balanced Fund

The primary portfolio managers responsible for the day-to-day management of the Fund, including implementation of the Fund’s strategic asset allocation strategy and management of the assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy for the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2005.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Head of GTAA Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy,
   Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
▪ BA & MBA from University of Miami.

Inna Okounkova
Head of Strategic Asset Allocation and Portfolio Management, QS Investors
▪ Began managing the Fund in 2005.
▪ Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, becoming an associate portfolio manager in 2001.
▪ MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

DWS Balanced VIP

The primary portfolio managers responsible for the day-to-day management of the Fund, including implementation of the Fund’s strategic asset allocation strategy and management of the assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy for the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2005.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Head of GTAA Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy,
   Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
▪ BA & MBA from University of Miami.

Inna Okounkova Head of Strategic Asset Allocation and Portfolio

▪ Began managing the Fund in 2005.
▪ Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, becoming an associate portfolio manager in 2001.
▪ MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

DWS Blue Chip Fund

The primary portfolio managers responsible for the day-to-day management of the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2003.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA
Head of Equity Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2010.
▪ Joined QS Investors in 2010 after 11 years of experience as portfolio manager and trader’s assistant with
   Deutsche Asset Management.
▪ BBA, Pace University.

DWS Blue Chip VIP

The primary portfolio managers responsible for the day-to-day management of the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2003.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA
Head of Equity Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2010.
▪ Joined QS Investors in 2010 after 11 years of experience as portfolio manager and trader’s assistant with
   Deutsche Asset Management.
▪ BBA, Pace University.

DWS Disciplined Market Neutral Fund

The primary portfolio managers responsible for the day-to-day management of the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2006.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

Russell Shtern, CFA
Head of Equity Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2010.
▪ Joined QS Investors in 2010 after 11 years of experience as portfolio manager and trader’s assistant with
   Deutsche Asset Management.
▪ BBA, Pace University.

▪ BS, The Wharton School, University of Pennsylvania.

DWS Diversified International Equity Fund

The primary portfolio managers responsible for the day-to-day management of the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2009.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA
Head of Equity Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2009.
▪ Joined QS Investors in 2010 after 11 years of experience as portfolio manager and trader’s assistant with
   Deutsche Asset Management.
▪ BBA, Pace University.

DWS Diversified International Equity VIP

The primary portfolio managers responsible for the day-to-day management of the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2009.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA
Head of Equity Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2009.
▪ Joined QS Investors in 2010 after 11 years of experience as portfolio manager and trader’s assistant with
   Deutsche Asset Management.
▪ BBA, Pace University.

DWS Global Inflation Plus Fund

The following DIMA portfolio managers are responsible for the day-to-day management of the Fund for all assets other than assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy:

William Chepolis, CFA, Managing Director
Portfolio Manager
▪ Began managing the Fund in 2005.
▪ Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.
▪ Portfolio Manager for Retail Fixed Income: New York.
▪ BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director
Portfolio Manager
▪ Began managing the Fund in 2010.
▪ Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of
   America’s subsidiary, Flagship Capital management.  Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

▪ Head of US Loan Portfolio Management, High Yield Strategies: New York. ▪ BBA, State University of New York, Albany; MBA, Pace University.
Ohn Choe, CFA, Associate
Portfolio Manager
▪ Began managing the Fund in 2010.
▪ Joined Deutsche Asset Management in 2005.
▪ Portfolio Manager for Retail Fixed Income: New York.
▪ BSBA, Georgetown University.

John D. Ryan, Director
Portfolio Manager
▪ Began managing the Fund in 2010.
▪ Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager.  Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset
   Management from 1998-2003.
▪ Over 18 years of investment industry experience.
▪ BA in Economics, University of Chicago; MBA, University of Chicago.

The following QS Investors portfolio managers are responsible for managing the assets attributable to the iGAP strategy for the Fund:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2005.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Head of GTAA Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy,
   Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
▪ BA & MBA from University of Miami.

DWS Growth & Income Fund

The primary portfolio managers responsible for the day-to-day management of the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA
Head of Equity Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2010.
▪ Joined QS Investors in 2010 after 11 years of experience as portfolio manager and trader’s assistant with
   Deutsche Asset Management.
▪ BBA, Pace University.

DWS Growth & Income VIP

The primary portfolio managers responsible for the day-to-day management of the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA
Head of Equity Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2010.
▪ Joined QS Investors in 2010 after 11 years of experience as portfolio manager and trader’s assistant with
   Deutsche Asset Management.
▪ BBA, Pace University.

DWS LifeCompass 2015 Fund, DWS LifeCompass 2020 Fund, DWS LifeCompass 2030 Fund, DWS LifeCompass Retirement Fund

The primary portfolio managers responsible for the day-to-day management of each Fund, including implementation of the strategic asset allocation strategy for each Fund, are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2002.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Head of Strategic Asset Allocation and Portfolio Management, QS Investors
▪ Began managing the Fund in 2002.
▪ Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, becoming an associate portfolio manager in 2001.
▪ MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

DWS S&P 500 Plus Fund

The primary portfolio managers responsible for the day-to-day management of the Fund, including management of the assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy for the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2008.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Head of GTAA Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy,
   Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
▪ BA & MBA from University of Miami.

Russell Shtern, CFA
Head of Equity Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2008.
▪ Joined QS Investors in 2010 after 11 years of experience as portfolio manager and trader’s assistant with
   Deutsche Asset Management.
▪ BBA, Pace University.

DWS Select Alternative Allocation Fund

The primary portfolio managers responsible for the day-to-day management of the Fund, including implementation of the strategic asset allocation strategy for the Fund, are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2008.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Head of Strategic Asset Allocation and Portfolio Management, QS Investors
▪ Began managing the Fund in 2008.
▪ Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, becoming an associate portfolio manager in 2001.
▪ MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

DWS Short Duration Plus Fund

The following DIMA portfolio managers are responsible for the day-to-day management of the Fund for all assets other than assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy:

William Chepolis, CFA, Managing Director
Portfolio Manager
▪ Began managing the Fund in 2002.
▪ Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.
▪ Portfolio Manager for Retail Fixed Income: New York.
▪ BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director
Portfolio Manager
▪ Began managing the Fund in 2008.
▪ Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of
   America’s subsidiary, Flagship Capital management.  Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.
▪ Head of US Loan Portfolio Management, High Yield Strategies: New York.
▪ BBA, State University of New York, Albany; MBA, Pace University.

Gary Russell, CFA, Managing Director
Portfolio Manager
▪ Began managing the Fund in 2006.
▪ Joined Deutsche Asset Management in 1996.  Served as head of the High Yield group in Europe and as an
   Emerging Markets portfolio manager.  Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations.  Prior to Citicorp, served as an officer in the US Army from 1988 to
   1991.
▪ BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Director
Portfolio Manager
▪ Began managing the Fund in 2010.
▪ Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager.  Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset
   Management from 1998-2003.
▪ Over 18 years of investment industry experience.
▪ BA in Economics, University of Chicago; MBA, University of Chicago.

The following QS Investors portfolio managers are responsible for managing the assets attributable to the iGAP strategy for the Fund:

Robert Wang Head of Portfolio Management and Implementation, QS Investors ▪ Began managing the Fund in 2005. ▪ Joined QS Investors in 2010 after 28 years of	Thomas Picciochi Head of GTAA Portfolio Management and Trading, QS Investors ▪ Began managing the Fund in 2007. ▪ Joined QS Investors in 2010 after 24 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan. ▪ BS, The Wharton School, University of Pennsylvania.
       experience in portfolio management and various research and analysis positions at Deutsche Asset
       Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and
       Reserve Financial Management.
▪ BA & MBA from University of Miami.

DWS Small Cap Core Fund

The primary portfolio managers responsible for the day-to-day management of the Fund are as follows:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2008.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA
Head of Equity Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2010.
▪ Joined QS Investors in 2010 after 11 years of experience as portfolio manager and trader’s assistant with
   Deutsche Asset Management.
▪ BBA, Pace University.

DWS Strategic Government Securities Fund

The following DIMA portfolio managers are responsible for the day-to-day management of the Fund for all assets other than assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy:

William Chepolis, CFA, Managing Director
Portfolio Manager
▪ Began managing the Fund in 2002.
▪ Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.
▪ Portfolio Manager for Retail Fixed Income: New York.
▪ BIS, University of Minnesota.

Ohn Choe, CFA, Associate
Portfolio Manager
▪ Began managing the Fund in 2010.
▪ Joined Deutsche Asset Management in 2005.
▪ Portfolio Manager for Retail Fixed Income: New York.
▪ BSBA, Georgetown University.

John D. Ryan, Director
Portfolio Manager
▪ Began managing the Fund in 2010.
▪ Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager.  Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset
   Management from 1998-2003.
▪ Over 18 years of investment industry experience.
▪ BA in Economics, University of Chicago; MBA, University of Chicago.

The following QS Investors portfolio managers are responsible for managing the assets attributable to the iGAP strategy for the Fund:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2008.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Head of GTAA Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2008.
▪ Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy,
   Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
▪ BA & MBA from University of Miami.

DWS Strategic Income Fund

The following DIMA portfolio managers are responsible for the day-to-day management of the Fund for all assets other than assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy:

William Chepolis, CFA, Managing Director
Portfolio Manager
▪ Began managing the Fund in 2005.
▪ Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.
▪ Portfolio Manager for Retail Fixed Income: New York.
▪ BIS, University of Minnesota.

Gary Russell, CFA, Managing Director
Portfolio Manager
▪ Began managing the Fund in 2006.
▪ Joined Deutsche Asset Management in 1996.  Served as head of the High Yield group in Europe and as an
   Emerging Markets portfolio manager.  Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations.  Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
▪ BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Director
Portfolio Manager
▪ Began managing the Fund in 2010.
▪ Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager.  Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset
   Management from 1998-2003.
▪ Over 18 years of investment industry experience.
▪ BA in Economics, University of Chicago; MBA, University of Chicago.

The following QS Investors portfolio managers are responsible for managing the assets attributable to the iGAP strategy for the Fund:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Head of GTAA Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy,
   Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
▪ BA & MBA from University of Miami.

DWS Strategic Income VIP

The following DIMA portfolio managers are responsible for the day-to-day management of the Fund for all assets other than assets attributable to the global tactical asset allocation overlay (“iGAP”) strategy:

William Chepolis, CFA, Managing Director
Portfolio Manager
▪ Began managing the Fund in 2005.
▪ Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.
▪ Portfolio Manager for Retail Fixed Income: New York.
▪ BIS, University of Minnesota.

Gary Russell, CFA, Managing Director
Portfolio Manager
▪ Began managing the Fund in 2006.
▪ Joined Deutsche Asset Management in 1996.  Served as head of the High Yield group in Europe and as an
   Emerging Markets portfolio manager.  Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations.  Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
▪ BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Director
Portfolio Manager
▪ Began managing the Fund in 2010.
▪ Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager.  Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset
   Management from 1998-2003.
▪ Over 18 years of investment industry experience.
▪ BA in Economics, University of Chicago; MBA, University of Chicago.

The following QS Investors portfolio managers are responsible for managing the assets attributable to the iGAP strategy for the Fund:

Robert Wang
Head of Portfolio Management and Implementation, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.
▪ BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi
Head of GTAA Portfolio Management and Trading, QS Investors
▪ Began managing the Fund in 2007.
▪ Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy,
   Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
▪ BA & MBA from University of Miami.

EXHIBIT C

Information About Other Funds to be Sub-Advised by QS Investors

The following sets forth information relating to other DWS Funds that are sub-advised by QS Investors after the Separation.  DIMA pays QS investors a sub-advisory fee for services to the DWS Funds listed below out of the investment management fee that it receives from such DWS Fund at an annual rate described below.

As used below, “Tracking Error” means the percentage of enhanced return targeted from the global tactical asset allocation overlay strategy, as set by DIMA from time to time. “Net Investment Management Fee” means the actual investment management fee received by DIMA pursuant to the Investment Management Agreement with the Fund, after deduction of all advisory fee waivers and reimbursements and does not include fees received by DIMA pursuant to its Administrative Services Agreement with the Fund.

Fund Name	Sub-Advisory Fee Schedule	Current Investment Objective
DWS Floating Rate Plus Fund	0.100% of average daily net assets for every 1.00% of Tracking Error to the extent that the Fund employs a global tactical asset allocation overlay (“iGAP”) strategy	High current income.
DWS LifeCompass 2040 Fund	0.080% of average daily net assets for employing a strategic asset allocation (“SAA”) strategy	High total return as is consistent with its asset allocation until the target year.
DWS Lifecycle Long Range Fund
0.080% of average daily net assets for employing a SAA strategy; and 0.100% of average daily net assets for every 1.00% of Tracking Error to the extent that the Fund employs an iGAP strategy; and with respect to those assets of the Fund which are managed by the Sub-Adviser using Active Quantitative Equity or Diversified Based Investing Strategies, (a) 0.300% of average daily net assets attributable to the Active Quantitative Equity or Diversified Based Investing strategies if the Net Investment Management Fee is greater than an annual rate of 0.50% of average daily net assets of the Fund; or (b) 60% of the Net Investment Management Fee if the Net Investment Management Fee is equal to or less than an annual rate of 0.50% of average daily net assets of the Fund

High total return with reduced risk over the long term.

EXHIBIT D

Management Agreement Approvals

Fund	Date of Current Investment Management Agreement	Date Current Investment Management Agreement Approved by Initial Shareholder or Shareholders	Purpose of Last Submission of Current Investment Management Agreement to Shareholder Vote
DWS Alternative Asset Allocation Plus Fund	July 31, 2007	July 30, 2007	Initial shareholder approval before the fund was offered to the public.
DWS Alternative Asset Allocation Plus VIP	January 15, 2009	January 30, 2009	Initial shareholder approval before the fund was offered to the public.
DWS Balanced Fund	May 1, 2008	March 31, 2008
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS Balanced VIP	May 1, 2008	March 31, 2008
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS Blue Chip Fund	June 1, 2008	May 1, 2008
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS Blue Chip VIP	May 1, 2008	March 31, 2008	Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.
DWS Disciplined Market Neutral Fund	October 13, 2006	October 13, 2006	Initial shareholder approval before the fund was offered to the public.
DWS Diversified International Equity Fund	January 1, 2007	May 5, 2006
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS Diversified International Equity VIP	May 1, 2008	March 31, 2008
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS Global Inflation Plus Fund	January 1, 2007	May 5, 2006
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS Growth & Income Fund	June 1, 2006	May 5, 2006
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS Growth & Income VIP	June 1, 2006	May 5, 2006	Primarily to simplify the organizational structure

of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.
DWS LifeCompass 2015 Fund	June 1, 2006	May 5, 2006
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS LifeCompass 2020 Fund	June 1, 2006	May 5, 2006
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS LifeCompass 2030 Fund	June 1, 2006	May 5, 2006
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS LifeCompass Retirement Fund	June 1, 2006	May 5, 2006
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS S&P 500 Plus Fund	January 1, 2009	October 27, 2008	Primarily to implement a new fee and expense structure for the fund, including a new management fee based in part on fund performance.

DWS Select Alternative Allocation Fund	October 1, 2008	September 30, 2008	Initial shareholder approval before the fund was offered to the public.
DWS Short Duration Plus Fund	January 1, 2007, as amended April 23, 2007	June 1, 2006
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS Small Cap Core Fund	June 1, 2006	May 5, 2006
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS Strategic Government Securities Fund	May 1, 2008	March 31, 2008
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS Strategic Income Fund	May 1, 2008	March 31, 2008
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

DWS Strategic Income VIP	May 1, 2008	March 31, 2008
Primarily to simplify the organizational structure of DIMA’s mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

EXHIBIT E

Fund Officers

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Michael G. Clark(3) (1965) President, 2006-present

Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly: Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke(3)(4) (1967) Executive Vice President, since 2010
Managing Director(2), Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly: Global Chief Administrative Officer, Deutsche Asset Management (2004–2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001–2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999–2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998–1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997–1998)

Paul H. Schubert(3) (1963) Chief Financial Officer, 2004-present; Treasurer, 2005-present
Managing Director(2), Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(5) (1962) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset Management
Caroline Pearson(5) (1962) Chief Legal Officer, 2010 – present	Managing Director(2), Deutsche Asset Management; formerly: Assistant Secretary, DWS Funds (1997-2010)

Rita Rubin(6) (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca(5) (1957) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management (since 2006); formerly: Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark (5) (1967) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)
Diane Kenneally(5) (1966) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management
John Caruso(7) (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director(2), Deutsche Asset Management
Robert Kloby(6) (1962) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset Management

(1) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS Funds.
(2) Executive title, not a board directorship.
(3) Address: 345 Park Avenue, New York, New York 10154.
(4) Mr. Gefeke also serves as a Board Member for 56 of the DWS funds.
(5) Address: One Beacon Street, Boston, Massachusetts 02108.
(6) Address: 280 Park Avenue, New York, New York 10017.
(7) Address: 60 Wall Street, New York, New York 10005.

EXHIBIT F

Information Regarding each Fund’s Relationship with DIMA and Certain Affiliates

No portfolio trading commissions were paid to Affiliated Brokers for each Fund’s most recently completed fiscal year.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year (except as noted below) for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions).  These services will continue to be provided.

Fund	Fee Paid to DWS Investments Distributors, Inc., Distributor	Fee Paid to DWS Investments Service Company, Transfer Agent	Fee Paid to DIMA for Typesetting & Regulatory Filings
DWS Alternative Asset Allocation Plus Fund	$ 1,573,620	$ 481,147	$ 37,337
DWS Alternative Asset Allocation Plus VIP	$ 4,099	$ 101	$ 13,201
DWS Balanced Fund	$ 2,304,465	$ 2,040,293	$ 60,770
DWS Balanced VIP	$ 20	$ 631	$ 8,192
DWS Blue Chip Fund	$ 798,153	$ 732,804	$ 37,046
DWS Blue Chip VIP	$ 357	$ 293	$ 7,116
DWS Disciplined Market Neutral Fund(1)	$ 272,218	$ 71,425	$ 34,559
DWS Diversified International Equity Fund	$ 197,347	$ 178,655	$ 37,711
DWS Diversified International Equity VIP	$ 40	$ 166	$ 6,231
DWS Global Inflation Plus Fund	$ 172,547	$ 61,163	$ 37,615
DWS Growth & Income Fund	$ 147,577	$ 3,540,379	$ 30,984
DWS Growth & Income VIP	$ 4,623	$ 709	$ 7,266
DWS LifeCompass 2015 Fund(1)	$ 470,737	$ 358,778	$ 2,461
DWS LifeCompass 2020 Fund(1)	$ 503,427	$ 488,896	$ 10,780
DWS LifeCompass 2030 Fund(1)	$ 115,104	$ 81,598	$ 9,745

DWS LifeCompass Retirement Fund(1)	$ 183,538	$ 162,199	$ 3,695
DWS S&P 500 Plus Fund	$ 215,595	(2)	(2)
DWS Select Alternative Allocation Fund(1)	$ 68,027	$ 5,841	$ 24,539
DWS Short Duration Plus Fund	$ 3,810,755	$ 1,291,453	$ 48,165
DWS Small Cap Core Fund	$ 28,047	$ 188,058	$ 23,705
DWS Strategic Government Securities Fund	$ 4,966,312	$ 2,115,853	$30,027
DWS Strategic Income Fund	$ 1,069,898	$ 456,464	$ 28,077
DWS Strategic Income VIP	$ 21	$ 212	$ 7,055

(1)
Information is provided for the fiscal year ended August 31, 2009.  Fees paid by the Fund for the most recent fiscal year will be included in the Fund’s next annual report, which is expected to be sent to shareholders at the end of October, 2010.

(2)	Included as part of the Unitary Fee paid by the Fund to DIMA to cover investment management and other services.

EXHIBIT G

Management Fee Payable to DIMA

For all services provided under the Investment Management Agreement, each Fund pays DIMA a monthly investment management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the annual rates set forth below.  In addition, the following sets forth the aggregate amount of the investment management fee paid to DIMA during each Fund’s most recently completed fiscal year (except as noted below).

Fund	Investment Management Fee Rate	Aggregate Amount of Investment Management Fee	Amount of Investment Management Fee Waived
DWS Alternative Asset Allocation Plus Fund	0.200%(1)	$ 887,030	$ 887,030
DWS Alternative Asset Allocation Plus VIP	0.200% (2)	$ 4,064	$ 4,064
DWS Balanced Fund	First $1.5 billion 0.370% Next $500 million 0.345% Next $1.5 billion 0.310% Next $2.0 billion 0.300% Next $2.0 billion 0.290% Next $2.5 billion 0.280% Next $2.5 billion 0.270% Thereafter 0.260%	$ 3,976,574	$ 0
DWS Balanced VIP	First $250 million 0.370% Next $750 million 0.345% Thereafter 0.310%	$ 1,107,448	$ 0
DWS Blue Chip Fund	First $250 million 0.480% Next $750 million 0.450% Next $1.5 billion 0.430% Next $2.5 billion 0.410% Next $2.5 billion 0.380% Next $2.5 billion 0.360% Next $2.5 billion 0.340% Thereafter 0.320%	$ 1,211,425	$ 0
DWS Blue Chip VIP	First $250 million 0.550% Next $750 million 0.520% Next $1.5 billion 0.500% Next $2.5 billion 0.480% Next $2.5 billion 0.450% Next $2.5 billion 0.430% Next $2.5 billion 0.410% Thereafter 0.390%	$ 556,755	$ 0

DWS Disciplined Market Neutral Fund(3)	First $1.0 billion 1.250% Next $1.0 billion 1.200% Next $1.0 billion 1.150% Thereafter 1.100%	$ 2,423,699	$ 105,613
DWS Diversified International Equity Fund	First $1.5 billion 0.700% Next $1.75 billion 0.685% Next $1.75 billion 0.670% Thereafter 0.655%	$ 779,251	$ 233,849
DWS Diversified International Equity VIP	First $1.5 billion 0.650% Next $1.75 billion 0.635% Next $1.75 billion 0.620% Thereafter 0.605%	$ 527,405	$ 0
DWS Global Inflation Plus Fund	First $1.5 billion 0.400% Next $500 million 0.375% Next $1.0 billion 0.360% Next $1.0 billion 0.345% Next $1.0 billion 0.330% Next $1.0 billion 0.315% Thereafter 0.300%	$ 493,388	$ 103,311
DWS Growth & Income Fund	First $250 million 0.365% Next $750 million 0.360% Next $1.5 billion 0.355% Next $5.0 billion 0.345% Next $5.0 billion 0.335% Next $5.0 billion 0.325% Thereafter 0.300%	$ 7,060,773	$ 0
DWS Growth & Income VIP	First $250 million 0.390% Next $750 million 0.365% Thereafter 0.340%	$ 362,304	$ 83,784
DWS LifeCompass 2015 Fund	0.000%(1)	$ 0	$ 0
DWS LifeCompass 2020 Fund	0.000%(1)	$ 0	$ 0
DWS LifeCompass 2030 Fund	0.000% (1)	$ 0	$ 0
DWS LifeCompass Retirement Fund	0.000% (1)	$ 0	$ 0
DWS S&P 500 Plus Fund	0% to 1.00%(4)	$ 519,405	$ 0
DWS Select Alternative Allocation Fund	0.00% (1)	$ 0	$ 0
DWS Short Duration Plus Fund	First $1.5 billion 0.365% Next $500 million 0.340% Next $1.0 billion 0.315% Next $1.0 billion 0.300% Next $1.0 billion 0.285% Next $1.0 billion 0.270% Thereafter 0.255%	$ 6,405,024	$ 0
DWS Small Cap Core Fund	First $500 million 0.665% Next $500 million 0.615% Thereafter 0.565%	$ 384,936	$ 0
DWS Strategic Government Securities Fund	First $250 million 0.350% Next $750 million 0.330% Next $1.5 billion 0.310% Next $2.5 billion 0.300% Next $2.5 billion 0.280% Next $2.5 billion 0.260% Next $2.5 billion 0.240% Thereafter 0.220%	$ 6,455,757	$ 0

DWS Strategic Income Fund	First $250 million 0.480% Next $750 million 0.450% Next $1.5 billion 0.430% Next $2.5 billion 0.410% Next $2.5 billion 0.380% Next $2.5 billion 0.360% Next $2.5 billion 0.340% Thereafter 0.320%	$ 1,635,916	$ 47,832
DWS Strategic Income VIP	First $250 million 0.550% Next $750 million 0.520% Next $1.5 billion 0.500% Next $2.5 billion 0.480% Next $2.5 billion 0.450% Next $2.5 billion 0.430% Next $2.5 billion 0.410% Thereafter 0.390%	$ 391,763	$ 43,268

(1) Shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests.

(2) The fund currently invests substantially all its assets in other DWS Funds. As a result, shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests. In the future, the fund may invest some or all of its assets in other securities that are not considered DWS Funds (Other Assets). If the fund’s assets were invested in Other Assets, the management fee paid to DIMA would equal the sum of (a) 0.200% of the daily assets invested in DWS Funds and (b) 1.200% of the daily assets invested in Other Assets.

(3) Information is provided for the fiscal year ended August 31, 2009.  Fees paid by the Fund for the most recent fiscal year will be included in the Fund’s next annual report, which is expected to be sent to shareholders at the end of October, 2010.

(4)  Unitary Fee. The fund pays a Unitary Fee, calculated each day and payable monthly, equal to an annual rate of 0.50% (Base Fee), adjusted as described below, of the fund’s average daily net assets for the previous 365-day period (Performance Period). The Base Fee adjusts to as high as 1.00% or as low as zero, depending on how the fund’s investment performance (based on the total return of Class S shares, which do not bear Rule 12b−1 fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark) over the Performance Period. If the fund’s investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the fund’s investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the fund’s investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%. In effect, the Unitary Fee after January 1, 2010 equals the amount by which the investment performance of the Class S shares of the fund exceeds the performance of the S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero.

EXHIBIT H

Administrative Service Fee Payable to DIMA

For all services provided under the Administrative Services Agreement, each Fund pays DIMA an administrative service fee based on its average daily net assets computed and accrued daily and payable monthly, at an annual fee of 0.10%.  The following sets forth the aggregate amount of the administrative service fee paid to DIMA during each Fund’s most recently completed fiscal year (except as noted below).

Fund	Aggregate Amount of Administrative Service Fee	Amount of Administrative Service Fee Waived
DWS Alternative Asset Allocation Plus Fund	$ 443,515	$ 1,653
DWS Alternative Asset Allocation Plus VIP	$ 2,032	$ 2,032
DWS Balanced Fund	$ 1,074,750	$ 0
DWS Balanced VIP	$ 302,883	$ 0
DWS Blue Chip Fund	$ 253,069	$ 0
DWS Blue Chip VIP	$ 101,228	$ 0
DWS Disciplined Market Neutral Fund(1)	$ 193,896	$ 0
DWS Diversified International Equity Fund	$ 111,322	$ 0
DWS Diversified International Equity VIP	$ 81,139	$ 0
DWS Global Inflation Plus Fund	$ 123,331	$ 0
DWS Growth & Income Fund	$ 1,971,365	$ 0
DWS Growth & Income VIP	$ 92,889	$ 0
DWS LifeCompass 2015 Fund(1)	$ 170,747	$ 0
DWS LifeCompass 2020 Fund(1)	$ 190,652	$ 0
DWS LifeCompass 2030 Fund(1)	$ 31,638	$ 31,638
DWS LifeCompass Retirement Fund(1)	$ 90,838	$ 53,623
DWS S&P 500 Plus Fund	(2)	(2)

DWS Select Alternative Allocation Fund(1)	$ 25,223	$ 25,223
DWS Short Duration Plus Fund	$ 1,777,259	$ 0
DWS Small Cap Core Fund	$ 57,885	$ 0
DWS Strategic Government Securities Fund	$ 2,001,857	$0
DWS Strategic Income Fund	$ 346,870	$ 0
DWS Strategic Income VIP	$ 71,230	$ 0

(1)
Information is provided for the fiscal year ended August 31, 2009.  Fees paid by the Fund for the most recent fiscal year will be included in the Fund’s next annual report, which is expected to be sent to shareholders at the end of October, 2010.

(2)	Included as part of the Unitary Fee paid by the Fund to DIMA to cover investment management and other services.

EXHIBIT I

Shares Outstanding as of [August 1], 2010

Fund Name Class Shares Outstanding
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx. . . . . . . . . . . . . . . . xx                    xxxx

EXHIBIT J

5% SHAREHOLDERS
(as of [September ___], 2010)

No person is known by the Funds to own more than 5% of the outstanding shares of any class of a Fund, except as specified below.

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares